UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2019

Federal Home Loan Mortgage Corporation

(Exact name of registrant as specified in its charter)

Freddie Mac

Federally chartered corporation	001-34139	52-0904874
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 Jones Branch Drive	McLean	Virginia	22102-3110
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (703) 903-2000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 23, 2019, the Federal Housing Finance Agency (“FHFA”), acting as conservator, directed Freddie Mac to make specified changes to our executive compensation program for so long as we are in conservatorship.

As described in our annual report on Form 10-K for the year ended December 31, 2018 in “Executive Compensation—Elements of Target TDC” and “Determination of 2018 Target TDC for Eligible NEOs,” 30% of total target direct compensation for our current named executive officers (other than our Chief Executive Officer) is at-risk deferred salary that is subject to reduction based on corporate and individual performance. This at-risk deferred salary is currently paid in end-of-quarter installments in the year following the performance year. FHFA has directed us to increase the mandatory deferral period for at-risk deferred salary received by senior vice presidents and above from one year to two years. For executives hired before January 1, 2020, this change will be effective for at-risk deferred salary earned beginning January 1, 2022. For executives hired on or after January 1, 2020, the change will be effective immediately. Accordingly, at-risk deferred salary earned by our current named executive officers (other than our CEO) beginning January 1, 2022 will be paid in quarterly installments in the second year following the performance year. For example, at-risk deferred salary earned in 2022 will be paid in quarterly installments in 2024. Because our Chief Executive Officer does not receive deferred salary, his compensation will not be affected by this change.

FHFA also has directed us to limit base salaries for all of our employees to $600,000 for so long as we are in conservatorship. We do not currently pay any of our employees, including our named executive officers, a base salary of more than $600,000.

Freddie Mac Form 8-K

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL HOME LOAN MORTGAGE CORPORATION

By:	/s/ David M. Brickman
David M. Brickman
Chief Executive Officer

Date: August 27, 2019